Exhibit 10.54

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of November 18, 2004, is made among Smart & Final Inc., a Delaware corporation (the “Borrower”), American Foodservice Distributors, a California corporation (“Foodservice”), Smart & Final Stores Corporation, a California corporation (“S&F Stores”), Smart & Final Oregon, Inc., an Oregon corporation (“Oregon”), Port Stockton Food Distributors, Inc., a California corporation (“Port Stockton”), Casino Frozen Foods, Inc., a California corporation (“Casino Foods”), Amerifoods Trading Company, a Florida corporation (“Amerifoods”), FoodServiceSpecialists.com, Inc., an Oregon corporation (“Foodservice Specialists”), Okun Produce International, Inc., a Florida corporation (“Okun”), and HL Holding Corporation, a Nevada corporation (“HL Holding”) (collectively, the “Grantors”), and BNP PARIBAS, as Administrative Agent (the “Administrative Agent”) for each of the Lender Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of November 30, 2001 (as amended and restated as of the date hereof (as so amended and restated, the “Amended and Restated Credit Agreement” and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions as are or may become parties thereto (the “Lenders”) and the Administrative Agent, the Lender Parties have extended Commitments to make Advances to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantors have executed and delivered a Security Agreement, dated as of November 30, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, as a condition precedent to the effectiveness of the Amended and Restated Credit Agreement and the making of Advances thereunder, the Grantors are required to execute and deliver this Agreement; and

WHEREAS, the Grantors have duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lender Parties to make Advances to the Borrower pursuant to the Credit Agreement, each Grantor agrees, for the benefit of each Lender Party, as follows.

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, each Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired or existing by it:

(a) all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing, including, but not limited to the registrations and applications referred to in Item A of Attachment I hereto, all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit (all of the foregoing items in this clause (a) being collectively called a “Trademark”), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not; and

(b) all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Item B of Attachment 1 attached hereto.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantors for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 6. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

SMART & FINAL INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

AMERICAN FOODSERVICE DISTRIBUTORS

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Trademark Security Agreement

SMART & FINAL STORES CORPORATION

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

SMART & FINAL OREGON, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

PORT STOCKTON FOOD DISTRIBUTORS, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Trademark Security Agreement

CASINO FROZEN FOODS, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

AMERIFOODS TRADING COMPANY

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

FOODSERVICESPECIALISTS.COM, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Trademark Security Agreement

OKUN PRODUCE INTERNATIONAL, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

HL HOLDING CORPORATION

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Trademark Security Agreement

BNP PARIBAS, as the Administrative Agent

By:	/s/ Clive Bettles
Name:	Clive Bettles
Title:	Managing Director

By:	/s/ Janice S. Ho
Name:	Janice S. Ho
Title:	Director

Trademark Security Agreement

ATTACHMENT 1

TO TRADEMARK SECURITY AGREEMENT

Item A. Trademarks

Trademark Assets in the United States

Trademarks owned by Smart & Final Stores Corporation

Mark	Registered	Filed	Status
BAY HARBOR® (Reg. No. 2,704,013)	04/08/2003	12/17/2001	Renewal due 04/8/2013
PRO PRIDE® (Reg. No. 2,840,102)	05/11/2004	10/30/2002	Renewal due 05/11/2014
PRO PRIDE® (Reg. No. 2,840,101)	05/11/2004	10/30/2002	Renewal due 5/11/2014
PRO PRIDE® (Reg. No. 2,840,103)	05/11/2004	10/30/2002	Renewal due 05/11/2014
PRO VALUE® (Reg. No. 2,838,632)	05/04/2004	03/11/2003	Renewal due 05/04/2014
PRO VALUE™ (Serial No. 78/224,385		03/11/2003	ITU Allowed 08/03/2004
SEQUANA™ (Serial No. 78/266,701)		06/24/2003	Use Published 09/14/2004
SMART ALLIANCE® (Reg. No. 2,877,183)	08/24/2004	02/25/2003	Renewal due 08/24/2014
SMART CASH & CARRY™ (Serial No. 78/332,957)		11/25/2003	Use Pending

Trademarks owned by Smart & Final Stores Corporation

Mark	Registered	Filed	Status
SMART PRO CASH & CARRY™ (Serial No. 78/350,892)		01/12/2004	ITU Pending
UNITED GROCERS CASH & CARRY™ (Serial No. 78/332,954)		11/25/2003	Use Pending
PRO VALUE® (Reg. No. 2,834,510)	04/20/2004	03/11/2003	Renewal due 04/20/2014
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/351,278)		01/13/2004	Use Published 09/30/2004
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/351,266)		01/13/2004	Use Published 09/30/2004
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/333,183)		11/25/2003	Use Published 09/29/2004
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/333,082)		11/25/2003	Use Published 09/29/2004
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/332,956)		11/25/2003	Use Published 09/29/2004
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/332,904)		11/25/2003	Use Pending
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/332,884)		11/25/2003	Use Published 09/29/2004
SMART & FINAL CHEF’S REVIEW ™ (& design) (Serial No. 78/332,863)		11/25/2003	Use Published 09/29/2004

Foreign Trademark Assets

Trademark Asset (Reg./Serial No.)	Jurisdiction	Registrant/Applicant	Status
PRO PRIDE® (Reg. No. 805031)	Mexico	Smart & Final Stores Corporation	Registered 09/08/2003 Renewal due 04/30/2013
PRO PRIDE® (Reg. No. 806032)	Mexico	Smart & Final Stores Corporation	Registered 09/08/2003 Renewal due 04/30/2013
PRO VALUE® (Reg. No. 823105)	Mexico	Smart & Final Stores Corporation	Registered 02/27/2004 Renewal due 09/11/2013
PRO VALUE® (Reg. No. 823106)	Mexico	Smart & Final Stores Corporation	Registered 02/27/2004 Renewal due 09/11/2013

Item B. Trademark Licenses

1.	Smart & Final Inc., Smart & Final Stores Corporation and American Foodservice Distributors licensed to GFS Holdings, Henry Lee Company, GFS Stores LLC, and GFS Orlando LLC the following trademarks, the term for these licenses expires as of September 6, 2005:

Ambiance	Smart and Final
Bay Harbor	Smart and Final Iris Co.
Davis Lay	Smart Buy
Dec-O-Toppes	Smart Cash
Iris	Smart Partners
La Romanella	Smart Pro
Montecito	Smart Track
Pro Pride	Smart U
Pro Value	Smart University
Rushing Waters	Smarty
Smart & Final	Snack’rs
Smart Advantage	Tender-Lee

.